SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant []
Filed by a Party other than the Registrant [X]
Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [X]  Soliciting Material Under Rule 14a-12

                                ITEX CORPORATION
                (Name of Registrant as Specified In Its Charter)

            LAKEMONT CAPITAL, LTD. on behalf of The Committee for the
                        Advancement of Stockholder Equity
    (Name of Persons(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1)and
    0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:_________________

    (5) Total fee paid:__________________________________________________


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:__________________________________________

    (2) Form, Schedule or Registration Statement No.:____________________

    (3) Filing Party:____________________________________________________

    (4) Date Filed:_____________________________________________________

FOR IMMEDIATE RELEASE                     CONTACT: Steven White
Tuesday, January 7, 2003                  CASE "Committee for the Advancement of
                                          Stockholder Equity"
                                          (425) 747-6434

            ITEX CORPORATION'S OUTSIDE BOARD'S COMPENSATION DISCLOSED


     Seattle, Washington, January 7, 2003 -- The Committee for the Advancement of Stockholder Equity ("CASE") announced today it has released a worksheet detailing the compensation paid to the outside Directors of ITEX Corporation (OTC Bulletin Board:ITEX.OB). The members of CASE plan to correct what they believe to be unwarranted and excessive compensation paid to the outside directors of ITEX.

     CASE has examined the Board's compensation and believes the outside board members are paying themselves substantial compensation at the expense of ITEX and its stockholders. The April 2001 proxy statement used to elect these four directors stated they would each receive $20,000 and 2,500 shares of stock, plus additional fees for attending committee meetings. During the board's single elected term, the compensation of Itex outside directors for all services rendered from April 4, 2001 through January 28, 2003 (annual meeting date) is estimated to be as follows:

        ------------------------------------------------------------------
             Director         Compensation         Shares        Options
        ------------------------------------------------------------------
        Jeff Elder         $        131,342        270,000        55,000
        ------------------------------------------------------------------
        Jay Abraham        $        124,667        120,000        55,000
        ------------------------------------------------------------------
        John Dethman       $         84,392        180,000        55,000
        ------------------------------------------------------------------
        Bill Bronston      $         69,667         95,000        55,000
        ------------------------------------------------------------------
        Totals             $        410,068        665,000       220,000
        ------------------------------------------------------------------

  o     Mr. Elder is a former officer of Foundation Health in Sacramento, CA
  o     Mr. Abraham is CEO of Abraham Consulting of Los Angeles, CA
  o     Mr. Dethman is COO of New Technologies, Inc of Portland, OR
  o     Dr. Bronston is CEO of Tower Youth in Sacramento, CA

     The worksheet released today was previously sent to ITEX on four occasions, with the request that ITEX review and correct CASE's assumptions. In a letter to CASE, dated December 26, 2002, from Jeffrey Elder, Chairman of the Board of Itex, CASE was informed that "Itex has no obligation to you to review or comment on your work product, assumptions or estimates and you are not entitled to assume the agreement of Itex or any of its officers or directors with any such materials." CASE believes its compensation estimates are substantially accurate, and to the extent feasible has received confirmation of their accuracy from current and former directors.

     CASE urges all ITEX stockholders to read the CASE proxy statement when it is available because it will contain important information. Vote the BLUE card to support CASE Nominees.

     Information concerning the identity of the CASE nominees and participants in this solicitation and their beneficial ownership of the stock of ITEX is available in our definitive proxy statement filed with the Securities and Exchange Commission on January 7, 2003. Stockholders and investors may obtain a copy of the definitive proxy statement and other relevant documents for free on the SEC's web site: http://www.sec.gov or by fax or email by contacting Steven White at (425) 747-6434 or steven@morsebest.com.



ITEX Outside Board Compensation Fiscal 2002 & 22 months from April 4, 2001 thru Jan 28, 2003
Committee meetings disclosed for fiscal 2002 in subseqent filing on 121/6/02.
Estimates are based on same frequency for other 10 months
Elder & Dethman reimbursements for tax on stock issuance in 12/6/02 filing, Abraham est for flights from LA
10-k Note 15 is Elder for $22,000 & Abraham for $60,00; add'l compensation may have been paid in fiscal 2003.

                           Amount
                             of
                            cash/         Tax on                     X met                  Other
                           trade          Trade
------------------------------------------------------------------------------------------------------------------------------------
              Cash  Other  Travel/ Trade  Compen-              X met other Compen-  2002    Comm-  Grand   Shares  Options Ttl
                           other          sation                           sation Committee ittee    Ttl                  shares
    Name      Paid   Paid    re-    Paid  based    Committee          est   each   compen-   comp  Compen- Issued  Issued  &
                          imburse         @ 50%                2002       meeting  sation          sation                 options
------------------------------------------------------------------------------------------------------------------------------------
Jeff                                              Audit           9     7   1,000    9,000  7,000
 Elder
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                                                  Executive       7             -        -
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                                                  Special        10     8   1,000   10,000  8,000
------------------------------------------------------------------------------------------------------------------------------------
                                                  Compensation    7     5     750    5,250  3,750
------------------------------------------------------------------------------------------------------------------------------------
 Fiscal yr
  02        10,000 22,000   6,675 12,000   6,000                                    24,250         80,925 265,000  40,000   305,000
------------------------------------------------------------------------------------------------------------------------------------
 To issue
  Jan/2003                                                                                                  5,000  15,000    20,000
------------------------------------------------------------------------------------------------------------------------------------
 04/01 to
  1/03
  totals    26,667 22,000   6,675 22,000  11,000                                    24,250 18,750 131,342                   325,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Bill
  Bronston                                                                      -
------------------------------------------------------------------------------------------------------------------------------------
                                                  Executive       7             -        -
------------------------------------------------------------------------------------------------------------------------------------
                                                  Compensation    7     5     750    5,250  3,750
------------------------------------------------------------------------------------------------------------------------------------
 Fiscal yr
  02        12,500          1,000 12,000   6,000                                     5,250         36,750  90,000  40,000   130,000
------------------------------------------------------------------------------------------------------------------------------------
 To issue
  Jan/2003                                                                                                  5,000  15,000    20,000
------------------------------------------------------------------------------------------------------------------------------------
 04/01 to
  1/03
  totals    26,667      -   1,000 22,000  11,000                                     5,250  3,750  69,667                   150,000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 John                                             Audit           9     7     750    6,750  5,250
  Dethman
------------------------------------------------------------------------------------------------------------------------------------
                                                  Executive       7             -        -
------------------------------------------------------------------------------------------------------------------------------------
                                                  Special        10     8     750    7,500  6,000
------------------------------------------------------------------------------------------------------------------------------------
                                                  Compensation    7     5   1,000    7,000  5,000         175,000  40,000   215,000
------------------------------------------------------------------------------------------------------------------------------------
 Fiscal yr
  02        10,000          2,225 12,000   6,000                                    21,250         51,475   5,000  15,000    20,000
------------------------------------------------------------------------------------------------------------------------------------
 To issue
  Jan/2003                                                                                              -                   235,000
------------------------------------------------------------------------------------------------------------------------------------
 04/01 to
  1/03
  totals    26,667      -   2,225 12,000   6,000                                    21,250 16,250  84,392
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Jay Abraham                                                                    -
------------------------------------------------------------------------------------------------------------------------------------
                                                  Executive       7             -        -
------------------------------------------------------------------------------------------------------------------------------------
 Fiscal yr
  02        10,000          5,000 12,000   6,000                                -                  33,000 115,000  40,000   155,000
------------------------------------------------------------------------------------------------------------------------------------
 To issue
  Jan/2003                                                                                                  5,000  15,000    20,000
------------------------------------------------------------------------------------------------------------------------------------
 04/01 to
  1/03
  totals    26,667 60,000   5,000 22,000  11,000                                         -        124,667                   175,000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 Gerry
  Harris                                                                        -
------------------------------------------------------------------------------------------------------------------------------------
 resigned                                         Executive       7             -        -
  7/31/02
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                                                  Special        10     -     750    7,500      -
------------------------------------------------------------------------------------------------------------------------------------
                                                  Compensation    7     -     750    5,250      -
------------------------------------------------------------------------------------------------------------------------------------
 Fiscal yr
  02        10,000          1,000 12,000   6,000                                    12,750         41,750 115,000       -   115,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 16 months
  totals    16,667                22,000  11,000                                    12,750      -  62,417                   115,000
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                                                                                                        -
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Ttl re-
imbursements               15,900
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                                                                Ttl Outside Board
                                                                      compensation         77,500 472,485 780,000 220,000 1,000,000
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